                                   EXHIBIT j.

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 2-81650 for Hartford Bond HLS Fund, Inc. on Form N-1A.

                                        /s/ Arthur Andersen LLP



Hartford, Connecticut
April 16, 1999